SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report July 20, 2001
(Date of earliest event reported)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Auto Club Drive, Dearborn, Michigan		48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

EXHIBIT INDEX
Press Release dated July 20, 2001

Item 5. Other Events.

      On July 20, 2001, we issued a press release concerning our second quarter 2001 earnings. The press release, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

20	Press release dated July 20, 2001

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: July 20, 2001	By:	/s/Stacy L. Fox

Stacy L. Fox

Senior Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 20	Press Release dated

July 20, 2001